                                                                    EXHIBIT 99.2

        Second Quarter 2001 Unaudited Supplemental Financial Information

                           UNION PLANTERS CORPORATION
                           CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                                                               June 30,                      Variance
                                                                     ----------------------------    ------------------------
                                                                         2001            2000           Dollar     Percentage
                                                                     ------------    ------------    ------------  ----------
                                                                                     (Dollars in thousands)

ASSETS

  Cash and due from banks                                            $    841,117    $  1,006,884    $   (165,767)   (16.46)%
  Interest-bearing deposits at financial
    institutions                                                           39,360          28,819          10,541     36.58
  Federal funds sold and securities purchased                                  --              --
    under agreements to resell                                            136,023          72,389          63,634     87.91
  Trading account assets                                                  218,277         202,019          16,258      8.05
  Loans held for resale                                                 1,316,493         356,934         959,559    268.83
  Available for sale securities (Amortized cost: $5,194,729,
    $7,192,127, and $6,849,457, respectively)                           5,280,970       6,954,593      (1,673,623)   (24.07)
  Loans                                                                24,513,068      23,353,877       1,159,191      4.96
    Less: Unearned income                                                 (21,386)        (25,687)          4,301     16.74
          Allowance for losses on loans                                  (342,868)       (345,858)          2,990      0.86
                                                                     ------------    ------------    ------------
        Net loans                                                      24,148,814      22,982,332       1,166,482      5.08
  Premises and equipment, net                                             596,781         622,892         (26,111)    (4.19)
  Accrued interest receivable                                             279,594         288,231          (8,637)    (3.00)
  FHA/VA claims receivable                                                 74,063          88,445         (14,382)   (16.26)
  Mortgage intangibles                                                    145,440         132,985          12,455      9.37
  Goodwill                                                                807,698         818,009         (10,311)    (1.26)
  Other intangibles                                                       159,786         167,352          (7,566)    (4.52)
  Other assets                                                            423,663         504,929         (81,266)   (16.09)
                                                                     ------------    ------------    ------------
        Total assets                                                 $ 34,468,079    $ 34,226,813    $    241,266      0.70
                                                                     ============    ============    ============

Liabilities and shareholders' equity
  Deposits
    Noninterest-bearing                                                 4,201,071       4,097,788    $    103,283      2.52
    Certificates of deposit of $100,000 and over                        2,125,325       2,485,447        (360,122)   (14.49)
    Other interest-bearing                                             17,515,957      16,707,120         808,837      4.84
                                                                     ------------    ------------    ------------
        Total deposits                                                 23,842,353      23,290,355         551,998      2.37
  Short-term borrowings                                                 4,003,707       5,526,280      (1,522,573)   (27.55)
  Short and medium-term senior notes                                       60,000         660,000        (600,000)   (90.91)
  Federal Home Loan Bank advances                                       1,461,115         601,506         859,609    142.91
  Other long-term debt                                                  1,276,006         829,057         446,949     53.91
  Accrued interest, expenses, and taxes                                   342,921         282,583          60,338     21.35
  Other liabilities                                                       354,095         338,362          15,733      4.65
                                                                     ------------    ------------    ------------
        Total liabilities                                              31,340,197      31,528,143        (187,946)    (0.60)
                                                                     ------------    ------------    ------------

  Commitments and contingent liabilities                                       --              --              --        --
  Shareholders' equity
    Convertible preferred stock                                            18,758          19,983          (1,225)    (6.13)
    Common stock, $5 par value; 300,000,000 shares authorized;
       137,070,920 issued and outstanding (134,731,904 at
       June 30, 2000, and 134,734,841 at December 31, 2000)               685,355         673,660          11,695      1.74
    Additional paid-in capital                                            873,183         752,846         120,337     15.98
    Retained earnings                                                   1,510,749       1,424,808          85,941      6.03
    Unearned compensation                                                 (14,563)        (22,273)          7,710     34.62
    Accumulated other comprehensive income-unrealized                          --              --
      gain (loss) on available for sale securities, net                    54,400        (150,354)        204,754    136.18
                                                                     ------------    ------------    ------------
        Total shareholders' equity                                      3,127,882       2,698,670         429,212     15.90
                                                                     ------------    ------------    ------------
        Total liabilities and
          shareholders' equity                                       $ 34,468,079    $ 34,226,813    $    241,266      0.70
                                                                     ============    ============    ============

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS

                                   (UNAUDITED)

                                                            THREE MONTHS ENDED
                                                                 JUNE 30,                 VARIANCE
                                                           --------------------    ---------------------
                                                             2001        2000       DOLLAR    PERCENTAGE
                                                           --------    --------    --------   ----------
                                                           (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

INTEREST INCOME

  Interest and fees on loans                               $502,596    $500,527    $  2,069         0.4%
  Interest on investment securities
    Taxable                                                  71,282      98,491     (27,209)      (27.6)
    Tax-exempt                                               15,089      16,293      (1,204)       (7.4)
  Interest on deposits at financial institutions                650         193         457       236.8
  Interest on federal funds sold and securities
    purchased under agreements to resell                        484       1,578      (1,094)      (69.3)
  Interest on trading account assets                          4,410       3,362       1,048        31.2
  Interest on loans held for resale                          20,203       6,300      13,903       220.7
                                                           --------    --------    --------
      Total interest income                                 614,714     626,744     (12,030)       (1.9)
                                                           --------    --------    --------

INTEREST EXPENSE

  Interest on deposits                                      207,258     200,594       6,664         3.3
  Interest on short-term borrowings                          48,654      94,381     (45,727)      (48.4)
  Interest on long-term debt                                 42,638      20,417      22,221       108.8
                                                           --------    --------    --------
      Total interest expense                                298,550     315,392     (16,842)       (5.3)
                                                           --------    --------    --------

      NET INTEREST INCOME                                   316,164     311,352       4,812         1.5
PROVISION FOR LOSSES ON LOANS                                28,900      19,699       9,201        46.7
                                                           --------    --------    --------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                 287,264     291,653      (4,389)       (1.5)
                                                           --------    --------    --------

NONINTEREST INCOME

  Service charges on deposit accounts                        56,291      44,667      11,624        26.0
  Mortgage banking revenue                                   46,061      24,767      21,294        86.0
  Merchant servicing income                                  11,303       9,391       1,912        20.4
  Factoring commissions and fees                              9,922       9,567         355         3.7
  Trust service income                                        6,988       6,567         421         6.4
  Profits and commissions from trading activities             2,169       1,253         916        73.1
  Investments and insurance                                  11,994      12,851        (857)       (6.7)
  Investment securities gains                                 8,330          77       8,253          NM
  Other income                                               34,114      29,360       4,754        16.2
                                                           --------    --------    --------
      Total noninterest income                              187,172     138,500      48,672        35.1
                                                           --------    --------    --------

NONINTEREST EXPENSE

  Salaries and employee benefits                            133,170     127,567       5,603         4.4
  Net occupancy expense                                      25,948      23,550       2,398        10.2
  Equipment expense                                          22,489      21,329       1,160         5.4
  Goodwill amortization                                      12,129      11,411         718         6.3
  Other intangibles amortization                              4,244       4,451        (207)       (4.7)
  Other expense                                             111,013      87,577      23,436        26.8
                                                           --------    --------    --------
      Total noninterest expense                             308,993     275,885      33,108        12.0
                                                           --------    --------    --------

      EARNINGS BEFORE INCOME TAXES                          165,443     154,268      11,175         7.2
Applicable income taxes                                      56,118      51,383       4,735         9.2
                                                           --------    --------    --------
      NET EARNINGS                                         $109,325    $102,885    $  6,440         6.3%
                                                           ========    ========    ========

      NET EARNINGS APPLICABLE TO COMMON SHARES             $108,946    $102,483    $  6,463         6.3%
                                                           ========    ========    ========

EARNINGS PER COMMON SHARE

    Basic                                                  $    .80    $    .76    $    .04         5.3%
    Diluted                                                     .79         .76         .03         3.9

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)

    Basic                                                   136,988     134,794       2,194         1.6%
    Diluted                                                 138,608     136,268       2,340         1.7

                           UNION PLANTERS CORPORATION

                         SUMMARY OF CONSOLIDATED RESULTS
                                   (UNAUDITED)

                                                                        THREE MONTHS ENDED
                                                                             JUNE 30,
                                                                     ------------------------
                                                                        2001          2000       VARIANCE  PERCENTAGE
                                                                     ----------    ----------    --------  ----------
                                                                      (Dollars in thousands)

Interest income                                                      $  614,714    $  626,744    $(12,030)    (1.9)%
Interest expense                                                       (298,550)     (315,392)     16,842     (5.3)
                                                                     ----------    ----------    --------
     NET INTEREST INCOME                                                316,164       311,352       4,812      1.5
PROVISION FOR LOSSES ON LOANS                                           (28,900)      (19,699)     (9,201)    46.7
                                                                     ----------    ----------    --------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS            287,264       291,653      (4,389)    (1.5)
NONINTEREST INCOME

   Service charges on deposit accounts                                   56,291        44,667      11,624     26.0
   Mortgage banking revenue                                              46,061        24,767      21,294     86.0
   Merchant servicing income                                             11,303         9,391       1,912     20.4
   Factoring commissions                                                  9,922         9,567         355      3.7
   Trust service income                                                   6,988         6,567         421      6.4
   Profits and commissions from trading activities                        2,169         1,253         916     73.2
   Investment and insurance                                              11,994        12,851        (857)    (6.7)
   Other income                                                          34,114        24,598       9,516     38.7
                                                                     ----------    ----------    --------
            Total noninterest income                                    178,842       133,661      45,181     33.8
                                                                     ----------    ----------    --------
NONINTEREST EXPENSE

   Salaries and employee benefits                                       133,170       127,567       5,603      4.4
   Net occupancy expense                                                 25,948        23,550       2,398     10.2
   Equipment expense                                                     22,489        21,329       1,160      5.4
   Goodwill amortization                                                 12,129        11,411         718      6.3
   Other intangibles amortization                                         4,244         4,451        (207)    (4.6)
   Other expense                                                        102,979        87,577      15,402     17.6
                                                                     ----------    ----------    --------
            Total noninterest expense                                   300,959       275,885      25,074      9.1
                                                                     ----------    ----------    --------

EARNINGS BEFORE NONOPERATING ITEMS AND INCOME TAXES                     165,147       149,429      15,718     10.5

NONOPERATING ITEMS

   Reversion of excess assets of a pension plan
     of an acquired entity                                                   --         4,762      (4,762)   (100.0)
   Investment securities gains (losses)                                   8,330            77       8,253       NM
   UPExcel project expense                                               (8,034)           --      (8,034)      NM
                                                                     ----------    ----------    --------
     EARNINGS BEFORE INCOME TAXES                                       165,443       154,268      11,175      7.2
Applicable income taxes                                                 (56,118)      (51,383)     (4,735)     9.2
                                                                     ----------    ----------    --------
     NET EARNINGS                                                    $  109,325    $  102,885    $  6,440      6.3%
                                                                     ==========    ==========    ========

NET EARNINGS                                                         $  109,325    $  102,885    $  6,440      6.3%
Nonoperating items, net of taxes                                           (181)       (2,493)      2,312       NM
                                                                     ----------    ----------    --------
NET OPERATING EARNINGS                                                  109,144       100,392       8,752
Goodwill and other intangibles amortization, net of taxes                13,944        13,390         554      4.1
                                                                     ----------    ----------    --------
CASH OPERATING EARNINGS                                              $  123,088    $  113,782    $  9,306      8.2%
                                                                     ==========    ==========    ========

DILUTED EARNINGS PER COMMON SHARE                                    $      .79    $      .76    $    .03      3.9%
DILUTED OPERATING EARNINGS PER COMMON SHARE                                 .79           .74         .05      6.8
DILUTED CASH OPERATING EARNINGS PER COMMON SHARE                            .89           .84         .05      6.0

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES

                                                                                  THREE MONTHS ENDED JUNE 30,
                                                             ---------------------------------------------------------------------
                                                                            2001                               2000
                                                             ---------------------------------   ---------------------------------
                                                                             INTEREST    FTE                     INTEREST    FTE
                                                               AVERAGE       INCOME/    YIELD/     AVERAGE       INCOME/    YIELD/
                                                               BALANCE       EXPENSE     RATE      BALANCE       EXPENSE     RATE
                                                             ------------    --------   ------   ------------    --------   ------
                                                                                     (DOLLARS IN THOUSANDS)

ASSETS
      Interest-bearing deposits at
        financial institutions                               $     60,822    $    650    4.29%   $     26,785    $    193    2.90%
      Federal funds sold and securities
        purchased under agreements to resell                       47,465         484    4.09          96,490       1,578    6.58
      Trading account assets                                      249,891       4,410    7.08         184,841       3,362    7.32
      Investment securities(1)(2)
        Taxable securities                                      4,374,538      71,282    6.54       6,145,785      98,491    6.45
        Tax-exempt securities                                   1,157,832      22,133    7.67       1,246,479      23,894    7.71
                                                             ------------    --------            ------------    --------
             Total investment securities                        5,532,370      93,415    6.77       7,392,264     122,385    6.66

      Loans, net of unearned income (1), (3), (4)              25,798,890     524,264    8.15      23,058,844     508,262    8.87
                                                             ------------    --------            ------------    --------
             TOTAL EARNING ASSETS (1), (2), (3), (4)           31,689,438     623,223    7.89      30,759,224     635,780    8.31
                                                             ------------    --------            ------------    --------
      Cash and due from banks                                     749,953                             909,685
      Premises and equipment                                      602,321                             632,790
      Allowance for losses on loans                              (342,269)                           (350,085)
      Goodwill and other intangibles                              970,927                             962,208
      Other assets                                                996,089                             949,561
                                                             ------------                        ------------
             TOTAL ASSETS                                    $ 34,666,459                        $ 33,863,383
                                                             ============                        ============

LIABILITIES AND SHAREHOLDERS' EQUITY

      Money market accounts                                  $  4,351,669      42,418    3.91%   $  3,826,930      40,075    4.21%
      Interest-bearing checking                                 3,139,032      10,953    1.40       3,309,979      12,410    1.51
      Savings deposits                                          1,375,179       5,098    1.49       1,513,795       5,408    1.44
      Certificates of deposit of
        $100,000 and over                                       2,129,634      31,232    5.88       2,228,985      31,775    5.73
      Other time deposits                                       8,604,022     117,557    5.48       8,268,440     110,926    5.40
      Short-term borrowings
        Federal funds purchased and securities sold under
          agreements to repurchase                              3,429,852      36,413    4.26       2,659,034      39,079    5.91
        Short-term senior notes                                        --          --      --         408,791       6,904    6.79
        Other                                                   1,052,586      12,241    4.66       3,019,708      48,398    6.45
      Long-term debt

        Federal Home Loan Bank advances                         1,386,592      17,926    5.19         236,743       3,864    6.56
        Subordinated capital notes                                974,025      17,558    7.23         475,130       7,754    6.56
        Medium-term senior notes                                   60,000       1,025    6.85          60,000       1,024    6.86
        Trust Preferred Securities                                199,093       4,128    8.32         199,058       4,127    8.34
        Other                                                     102,975       2,001    7.79         154,836       3,648    9.48
                                                             ------------    --------            ------------    --------
             TOTAL INTEREST-BEARING LIABILITIES                26,804,659     298,550    4.47      26,361,429     315,392    4.81
      Noninterest-bearing demand deposits                       4,077,740          --               4,058,827          --
                                                             ------------    --------            ------------    --------
             TOTAL SOURCES OF FUNDS                            30,882,399     298,550              30,420,256     315,392
                                                             ------------    --------            ------------    --------
      Other liabilities                                           704,047                             625,244
      Shareholders' equity
        Preferred stock                                            19,304                              20,398
        Common equity                                           3,060,709                           2,797,485
                                                             ------------                        ------------
             Total shareholders' equity                         3,080,013                           2,817,883
                                                             ------------                        ------------
             TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 34,666,459                        $ 33,863,383
                                                             ============                        ============
      NET INTEREST INCOME(1)                                                 $324,673                            $320,388
                                                                             ========                            ========
      NET INTEREST RATE SPREAD(1)                                                        3.42%                               3.50%
                                                                                         ====                                ====
      NET INTEREST MARGIN(1)                                                             4.11%                               4.19%
                                                                                         ====                                ====

      TAXABLE-EQUIVALENT ADJUSTMENTS

                Loans                                                        $  1,465                            $  1,435
                Investment securities                                           7,044                               7,601
                                                                             --------                            --------
                            Total                                            $  8,509                            $  9,036
                                                                             ========                            ========

---------------

(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on loans.
(4)      Includes loans on nonaccrual status.

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (UNAUDITED)

                                                               SIX MONTHS ENDED
                                                                   JUNE 30,                  VARIANCE
                                                           ------------------------    ---------------------
                                                              2001          2000        DOLLAR    PERCENTAGE
                                                           ----------    ----------    --------   ----------
                                                             (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

INTEREST INCOME

  Interest and fees on loans                               $1,031,693    $  970,290    $ 61,403         6.3%
  Interest on investment securities
    Taxable                                                   159,967       200,182     (40,215)      (20.1)
    Tax-exempt                                                 30,451        33,106      (2,655)       (8.0)
  Interest on deposits at financial institutions                1,137           513         624       121.6
  Interest on federal funds sold and securities
    purchased under agreements to resell                        1,003         2,607      (1,604)      (61.5)
  Interest on trading account assets                            8,646         8,416         230         2.7
  Interest on loans held for resale                            30,233        12,618      17,615       139.6
                                                           ----------    ----------    --------
      Total interest income                                 1,263,130     1,227,732      35,398         2.9
                                                           ----------    ----------    --------

INTEREST EXPENSE

  Interest on deposits                                        424,359       390,562      33,797         8.7
  Interest on short-term borrowings                           130,517       171,077     (40,560)      (23.7)
  Interest on long-term debt                                   81,064        39,991      41,073       102.7
                                                           ----------    ----------    --------
      Total interest expense                                  635,940       601,630      34,310         5.7
                                                           ----------    ----------    --------

      NET INTEREST INCOME                                     627,190       626,102       1,088         0.2
PROVISION FOR LOSSES ON LOANS                                  54,200        37,002      17,198        46.5
                                                           ----------    ----------    --------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                   572,990       589,100     (16,110)       (2.7)
                                                           ----------    ----------    --------

NONINTEREST INCOME

  Service charges on deposit accounts                         109,707        86,698      23,009        26.5
  Mortgage banking revenue                                     87,410        47,384      40,026        84.5
  Merchant servicing income                                    20,962        17,813       3,149        17.7
  Factoring commissions and fees                               19,080        18,947         133         0.7
  Trust service income                                         14,072        13,232         840         6.3
  Profits and commissions from trading activities               4,887         2,716       2,171        79.9
  Investments and insurance                                    23,655        26,315      (2,660)      (10.1)
  Investment securities gains                                   8,354            77       8,277          NM
  Other income                                                 63,958        52,887      11,071        20.9
                                                           ----------    ----------    --------
      Total noninterest income                                352,085       266,069      86,016        32.3
                                                           ----------    ----------    --------

NONINTEREST EXPENSE

  Salaries and employee benefits                              265,513       256,298       9,215         3.6
  Net occupancy expense                                        51,715        46,949       4,766        10.2
  Equipment expense                                            44,623        42,404       2,219         5.2
  Goodwill amortization                                        24,095        22,801       1,294         5.7
  Other intangibles amortization                                8,728         8,908        (180)       (2.0)
  Other expense                                               203,991       170,230      33,761        19.8
                                                           ----------    ----------    --------
      Total noninterest expense                               598,665       547,590      51,075         9.3
                                                           ----------    ----------    --------

      EARNINGS BEFORE INCOME TAXES                            326,410       307,579      18,831         6.1
Applicable income taxes                                       110,718       103,357       7,361         7.1
                                                           ----------    ----------    --------
      NET EARNINGS                                         $  215,692    $  204,222    $ 11,470         5.6%
                                                           ==========    ==========    ========

      NET EARNINGS APPLICABLE TO COMMON SHARES             $  214,927    $  203,408    $ 11,519         5.7%
                                                           ==========    ==========    ========

EARNINGS PER COMMON SHARE

    Basic                                                  $     1.57    $     1.50    $    .07         4.7%
    Diluted                                                      1.56          1.49         .07         4.7

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)

    Basic                                                     136,795       135,670       1,125         0.8%
    Diluted                                                   138,395       137,170       1,225         0.9

                           UNION PLANTERS CORPORATION
                         SUMMARY OF CONSOLIDATED RESULTS
                                   (UNAUDITED)

                                                                            SIX MONTHS ENDED
                                                                                JUNE 30,
                                                                     ----------------------------
                                                                         2001            2000        VARIANCE  PERCENTAGE
                                                                     ------------    ------------    --------  ----------
                                                                        (Dollars in thousands)

Interest income                                                      $  1,263,130    $  1,227,732    $ 35,398      2.9%
Interest expense                                                         (635,940)       (601,630)    (34,310)     5.7
                                                                     ------------    ------------    --------
     NET INTEREST INCOME                                                  627,190         626,102       1,088      0.2
PROVISION FOR LOSSES ON LOANS                                             (54,200)        (37,002)    (17,198)    46.5
                                                                     ------------    ------------    --------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS              572,990         589,100     (16,110)    (2.7)
NONINTEREST INCOME

   Service charges on deposit accounts                                    109,707          86,698      23,009     26.5
   Mortgage banking revenue                                                87,410          47,384      40,026     84.5
   Merchant servicing income                                               20,962          17,813       3,149     17.7
   Factoring commissions and fees                                          19,080          18,947         133      0.7
   Trust service income                                                    14,072          13,232         840      6.4
   Profits and commissions from trading activities                          4,887           2,716       2,171     80.0
   Investment and insurance                                                23,655          26,315      (2,660)   (10.1)
   Other income                                                            63,958          48,125      15,833     32.9
                                                                     ------------    ------------    --------
            Total noninterest income                                      343,731         261,230      82,501     31.6
                                                                     ------------    ------------    --------
NONINTEREST EXPENSE

   Salaries and employee benefits                                         265,513         256,298       9,215      3.6
   Net occupancy expense                                                   51,715          46,949       4,766     10.2
   Equipment expense                                                       44,623          42,404       2,219      5.2
   Goodwill  amortization                                                  24,095          22,801       1,294      5.7
   Other intangibles amortization                                           8,728           8,908        (180)    (2.0)
   Other expense                                                          195,957         170,230      25,727     15.1
                                                                     ------------    ------------    --------
            Total noninterest expense                                     590,631         547,590      43,041      7.9
                                                                     ------------    ------------    --------

EARNINGS BEFORE NONOPERATING ITEMS AND INCOME TAXES                       326,090         302,740      23,350      7.7

NONOPERATING ITEMS

   Reversion on pension plan assets                                            --           4,762      (4,762)   (100.0)
   Investment securities gains (losses)                                     8,354              77       8,277       NM
   UPExcel project expense                                                 (8,034)             --      (8,034)      NM
                                                                     ------------    ------------    --------
     EARNINGS BEFORE INCOME TAXES                                         326,410         307,579      18,831      6.1
Applicable income taxes                                                  (110,718)       (103,357)     (7,361)     7.1
                                                                     ------------    ------------    --------
     NET EARNINGS                                                    $    215,692    $    204,222    $ 11,470      5.6%
                                                                     ============    ============    ========

NET EARNINGS                                                         $    215,692    $    204,222    $ 11,470      5.6%
Nonoperating items, net of taxes                                             (195)         (2,493)      2,298    (92.2)
                                                                     ------------    ------------    --------
NET OPERATING EARNINGS                                                    215,497         201,729      13,768      6.8
Goodwill and other intangibles amortization, net of taxes                  27,865          26,712       1,153      4.3
                                                                     ------------    ------------    --------
CASH OPERATING EARNINGS                                              $    243,362    $    228,441    $ 14,921      6.5%
                                                                     ============    ============    ========

DILUTED EARNINGS PER COMMON SHARE                                    $       1.56    $       1.49    $    .07      4.7%
DILUTED OPERATING EARNINGS PER COMMON SHARE                                  1.56            1.47         .09      6.1
DILUTED CASH OPERATING EARNINGS PER COMMON SHARE                             1.76            1.67         .09      5.4

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES

                                                                                   SIX MONTHS ENDED JUNE 30,
                                                           -------------------------------------------------------------------------
                                                                           2001                                 2000
                                                           -----------------------------------   -----------------------------------
                                                                            INTEREST     FTE                      INTEREST     FTE
                                                             AVERAGE        INCOME/     YIELD/     AVERAGE        INCOME/     YIELD/
                                                             BALANCE        EXPENSE      RATE      BALANCE        EXPENSE      RATE
                                                           ------------    ----------   ------   ------------    ----------   ------
                                                                                    (DOLLARS IN THOUSANDS)

ASSETS
      Interest-bearing deposits at
        financial institutions                             $     47,147    $    1,137    4.86%   $     31,138    $      513    3.31%
      Federal funds sold and securities
        purchased under agreements to resell                     41,167         1,003    4.91          83,861         2,607    6.25
      Trading account assets                                    228,352         8,646    7.64         225,205         8,416    7.52
      Investment securities(1)(2)
        Taxable securities                                    4,909,599       159,967    6.57       6,257,532       200,182    6.43
        Tax-exempt securities                                 1,170,535        45,091    7.77       1,261,207        48,586    7.75
                                                           ------------    ----------            ------------    ----------
             Total investment securities                      6,080,134       205,058    6.80       7,518,739       248,768    6.65

      Loans, net of unearned income(1), (3), (4)             25,498,712     1,065,060    8.42      22,544,773       985,585    8.79
                                                           ------------    ----------            ------------    ----------
             TOTAL EARNING ASSETS(1), (2), (3), (4)          31,895,512     1,280,904    8.10      30,403,716     1,245,889    8.24
                                                           ------------    ----------            ------------    ----------
      Cash and due from banks                                   771,617                               942,988
      Premises and equipment                                    602,617                               632,876
      Allowance for losses on loans                            (340,482)                             (348,131)
      Goodwill and other intangibles                            966,833                               964,244
      Other assets                                              987,836                               962,406
                                                           ------------                          ------------
             TOTAL ASSETS                                  $ 34,883,933                          $ 33,558,099
                                                           ============                          ============

LIABILITIES AND SHAREHOLDERS' EQUITY

      Money market accounts                                $  4,149,658        84,895    4.13%   $  3,871,068        79,102    4.11%
      Interest-bearing checking                               3,144,278        22,386    1.44       3,356,588        25,104    1.50
      Savings deposits                                        1,363,149         9,975    1.48       1,536,068        11,037    1.44
      Certificates of deposit of
        $100,000 and over                                     2,196,118        66,015    6.06       2,103,577        57,863    5.53
      Other time deposits                                     8,559,661       241,088    5.68       8,336,204       217,456    5.25
      Short-term borrowings
        Federal funds purchased and securities sold under
          agreements to repurchase                            3,635,715        87,143    4.83       2,501,508        69,831    5.61
        Short-term senior notes                                      --            --      --         240,659         8,016    6.70
        Other                                                 1,584,190        43,374    5.52       3,012,839        93,230    6.22
      Long-term debt

        Federal Home Loan Bank advances                       1,361,512        37,521    5.56         219,413         6,876    6.30
        Subordinated capital notes                              816,848        28,791    7.11         475,315        15,513    6.56
        Medium-term senior notes                                 60,000         2,049    6.89          60,000         2,049    6.87
        Trust Preferred Securities                              199,089         8,255    8.36         199,053         8,255    8.34
        Other                                                   103,092         4,448    8.70         159,046         7,298    9.23
                                                           ------------    ----------            ------------    ----------
             TOTAL INTEREST-BEARING LIABILITIES              27,173,310       635,940    4.72      26,071,338       601,630    4.64
      Noninterest-bearing demand deposits                     3,984,400            --               4,043,121            --
                                                           ------------    ----------            ------------    ----------
             TOTAL SOURCES OF FUNDS                          31,157,710       635,940              30,114,459       601,630
                                                           ------------    ----------            ------------    ----------
      Other liabilities                                         697,628                               613,761
      Shareholders' equity
        Preferred stock                                          19,417                                20,582
        Common equity                                         3,009,178                             2,809,297
                                                           ------------                          ------------
             Total shareholders' equity                       3,028,595                             2,829,879
                                                           ------------                          ------------
             TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $ 34,883,933                          $ 33,558,099
                                                           ============                          ============
      NET INTEREST INCOME(1)                                               $  644,964                            $  644,259
                                                                           ==========                            ==========
      NET INTEREST RATE SPREAD(1)                                                        3.38%                                 3.60%
                                                                                         ====                                  ====
      NET INTEREST MARGIN(1)                                                             4.08%                                 4.26%
                                                                                         ====                                  ====

      TAXABLE-EQUIVALENT ADJUSTMENTS

                Loans                                                      $    3,134                            $    2,677
                Investment securities                                          14,640                                15,480
                                                                           ----------                            ----------
                            Total                                          $   17,774                            $   18,157
                                                                           ==========                            ==========

---------------

(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on loans.
(4)      Includes loans on nonaccrual status.